Income taxes	12 Months Ended
Mar. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes
10.	Income taxes:

(a)

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of March 31, 2018, the Company had no accrued interest or penalties related to uncertain tax positions due to available tax loss carry forwards. The tax years 2011 through 2018 remain open to examination by the major taxing jurisdictions to which the Company is subject.

The Company evaluates its deferred tax assets to determine if any adjustments to its valuation allowances are required. As part of this analysis, the Company could not reach the required conclusion that it would be able to more likely than not realize the value of net deferred tax assets in the future. As a result, the Company has a non-cash valuation allowance of $10.0 million against the Company’s net deferred tax assets.

The significant items comprising the Company’s net deferred tax assets related to continuing operations at March 31, 2018 and March 25, 2017 are as follows:

	Fiscal Year Ended

	March 31, 2018	March 25, 2017*

Deferred tax assets:	(In thousands)

Loss and tax credit carry forwards	$6,997	$7,030
Difference between book and tax basis of property and equipment	2,515	1,392

Other reserves not currently deductible	53	51

Expenses not currently deductible	511	336

Other	(74)	(28)

Net deferred tax asset before valuation allowance	10,002	8,781

Valuation allowance	(10,002)	(8,781)

Net deferred tax asset	$-	$-

The Company’s income tax expense (benefit) from continuing operations consists of the following components:

	Fiscal Year Ended
	March 31, 2018	March 25, 2017*	March 26, 2016*
	(In thousands)
Income tax expense (benefit):

Current	$-	$-	$-

Deferred	(2,640)	(1,866)	(278)

Valuation allowance	2,640	1,866	278

Income tax expense	$-	$-	$–

The Company’s current tax payable was nil at March 31, 2018, March 25, 2017, and March 26, 2016.

The Company’s provision for income taxes from continuing operations varies from the amount computed by applying the statutory income tax rates for the reasons summarized below:

	Fiscal Year Ended

	March 31, 2018	March 25, 2017*	March 26, 2016*
Canadian statutory rate	26.6%	26.6%	26.6%

Rate differential for U.S. operations	0.4%	0.7%	(21.2%)

Utilization of unrecognized losses and other tax attributes	(27.1%)	(26.9%)	123.6%

Permanent differences and other	0.1%	(0.4%)	(129%)

Total	0%	0%	0%

*Retrospectively revised (see note 18)

(b)

At March 31, 2018, the Company had federal non-capital losses of CAD$35.2 million ($27.3 million in U.S. dollars) available to reduce future Canadian federal taxable income and investment tax credits (“ITC’s”) in Canada of CAD$260,000 ($202,000 in U.S. dollars) available to reduce future Canadian federal income taxes payable which will expire between 2023 and 2038. The Company also has capital losses of CAD$0.2 million ($0.1 million in U.S. dollars) available to reduce future Canadian capital gains. The capital losses will not expire.